SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 27, 2004


                         VOLT INFORMATION SCIENCES, INC.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          New York                      1-9232                 13-5658129
----------------------------          -----------           -----------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)



560 Lexington Avenue, New York, New York                      10022
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (212) 704-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

On April 27, 2004, the Company issued a press release announcing its expanded financing facilities. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
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         (a) Financial statements of business acquired:

                  Not applicable.

         (b) Pro forma financial information:

                  Not applicable.

         (c) Exhibits:

                  99.1 Volt Information Sciences, Inc. Press Release dated April 27, 2004.




                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VOLT INFORMATION SCIENCES, INC.


Date     April 28, 2004           By:  /s/ James J. Groberg
                                       ----------------------------------------
                                       James J. Groberg, Senior Vice President

                                  EXHIBIT INDEX


Exhibit
Number            Description
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99.1              Volt Information Sciences, Inc. Press Release
                  dated April 27, 2004